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                                                                     EXHIBIT 4.2

COMPREHENSIVE STANDARDIZED 401(K) PROFIT SHARING PLAN

ADOPTION AGREEMENT
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SECTION 1.      EMPLOYER INFORMATION

                Name of Employer   American Intercontinental University
                                -----------------------------------------------

                Address 3340 Peachtree Road, N.E., Tower Place, Suite 2000
                        -------------------------------------------------------
                City Atlanta                State Georgia        Zip 30326
                     ----------------------       --------------     ----------
                Telephone (404) 812-8200 Employer's Federal Tax Identification Number 58-1286467
                Type of Business (Check only one)  [ ] Sole Proprietorship
                                [ ] Partnership    [X] C Corporation
                                [ ] S Corporation  [ ] Other (Specify)

                [ ] Check here if Related Employers may participate in this
                    Plan and attach a Related Employer Participation Agreement for each Related Employer who will participate in this Plan.

                Business Code 8200
                              ----------------------------------

                Name of Plan American Intercontinental University 401(k)
                             --------------------------------------------------

                              Retirement Savings Plan
                             --------------------------------------------------

                Name of Trust (if different from Plan name)
                                                             ------------------

                ---------------------------------------------------------------

                Plan Sequence Number 001 (Enter 001 if this is the first qualified plan the Employer has ever maintained, enter 002 if it is the second, etc.)

                Trust Identification Number (if applicable)
                                                            -------------------
                Account Number (Optional)    777070
                                          -------------------------------------

SECTION 2.      EFFECTIVE DATES   Complete Parts A and B
       PART A.  General Effective Dates (Check and Complete Option 1 or 2):

                OPTION 1:  [ ]    This is the initial adoption of a profit
                                  sharing plan by the Employer. The Effective
                                  Date of this Plan is             , 19     .
                                  NOTE: The effective date is usually the first day of the Plan Year in which this Adoption
                                  Agreement is signed.

                OPTION 2:  [X]    This is an amendment and restatement of an
                                  existing profit sharing plan (a Prior Plan).
                                  The Prior Plan was initially effective on 10-01, 1991.
                                  The Effective Date of this amendment and restatement is 01-01, 1998.
                                  NOTE: The effective date is usually the first day of the Plan Year in which this Adoption
                                  Agreement is signed.

       PART B.  Specific Effective Dates:
                The provisions of the Plan will generally be effective as of the Effective Date specified in Section 2, Part A. However, the following provisions will be effective on the dates indicated below (Specify effective date only if later than the general Effective Date described in Section 2, Part A):

                Provision                                     Effective Date
                1.  Commencement of Elective Deferrals*      ________________
                2.  Matching Contributions (Section 7)       ________________



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
                3.  Qualified Nonelective Contributions (Section 8)             __________________________
                4.  Qualified Matching Contributions (Section 9)                __________________________
                5.  In-Service Withdrawals (Section 15, Part A, Item 6)         __________________________
                6.  Hardship Withdrawals of Elective Deferrals (Section 15,
                    Part A, Item 5)                                             __________________________
                7.  Hardship Withdrawals (Section 15, Part A, Item 8)           __________________________
                8.  Loans (Section 17, Item A)                                  __________________________
                9.  Participant Direction of Investments (Section 18)           __________________________
                *NOTE:  Elective Deferrals may commence no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

SECTION 3.      RELEVANT TIME PERIODS  Complete Parts A through D
       PART A.  Employer's Fiscal Year:
                The Employer's fiscal year ends (Specify month and date)  05-31

       PART B.  Plan Year Means:
                OPTION 1: [ ] The 12-consecutive month period which coincides with the Employer's fiscal year.
                OPTION 2: [X] The calendar year.
                OPTION 3: [ ] Other (Specify)___________________________________
                NOTE: If no option is selected, Option 1 will be deemed to be selected.

                If the initial Plan Year is less than 12 months (a short Plan
                Year) specify such Plan Year's beginning and ending dates__________________________________________________________

       PART C.  Limitation Year Means:
                OPTION 1: [X] The Plan Year.
                OPTION 2: [ ] The calendar year.
                OPTION 3: [ ] Other (Specify)___________________________________
                NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART D.  Measuring Period For Vesting:
                Years of Vesting Service shall be measured over the following 12-consecutive month period:
                OPTION 1: [ ] The Plan Year.
                OPTION 2: [X] The 12-consecutive month period commencing with the Employee's Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee's Employment Commencement Date.
                OPTION 3: [ ] Other (Specify)___________________________________
                NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 4.      ELIGIBILITY REQUIREMENTS   Complete Parts A through F
       PART A.  Years of Eligibility Service Requirement:
                1.  Elective Deferrals.
                    An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) after completing 0 (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.

                2.  Matching Contributions.
                    If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching
                    Contributions, if applicable) after completing 1 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.




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                3.  Employer Profit Sharing Contributions.
                    An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to
                    Section 11 of the Adoption Agreement after completing 0 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.


                NOTE: If more than 1 year is selected for Item 2 or Item 3, the immediate 100% vesting schedule of Section 13 will automatically apply for contributions described in such item. If any item is left blank, the Years of Eligibility Service required for such item will be deemed to be 0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year. If a single Entry Date is selected in Section 4, Part F for an item, the Years of Eligibility Service required for such item cannot exceed 1 1/2 (1/2 for Elective Deferrals).

       PART B.  Age Requirement:
                1.      Elective Deferrals.
                        An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) after attaining age 21 (no more than 21).

                2.      Matching Contributions.
                        If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age 21 (no more than 21).

                3.      Employer Profit Sharing Contributions.
                        An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to
                        Section 11 of the Adoption Agreement after attaining age 21 (no more than 21).
                NOTE: If any of the above items in this Section 4, Part B is left blank, it will be deemed there is no age requirement for such item. If a single Entry Date is selected in Section 4, Part F for an item, no age requirement can exceed 20 1/2 for such item.

       PART C.  Employees Employed As of Effective Date:
                1.      Elective Deferrals.
                        Will all Employees employed as of the date that Elective Deferrals may commence as specified in Section 2, Part B who have not otherwise met the Years of Eligibility Service and age requirements specified above for Elective Deferrals be considered to have met those requirements as of the Elective Deferral commencement date? [ ] Yes [X] No

                2.      Matching Contributions.
                        If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, will all Employees employed as of the date that Elective Deferrals may commence as specified in Section 2, Part B who have not otherwise met the Years of Eligibility Service and age requirements specified above for Matching Contributions be considered to have met those requirements as of the Elective Deferral commencement date? [ ] Yes [X] No

                3.      Employer Profit Sharing Contributions.
                        Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the Years of Eligibility Service and age requirements specified above for Employer Profit Sharing Contributions be considered to have met those requirements as of the Effective Date?
                        [ ] Yes [X] No
                NOTE: If a box is not checked for any item in this Section 4, Part C, "No" will be deemed to be selected for that item.




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       PART D.  Exclusion of Certain Classes of Employees:
                1.    Elective Deferrals.
                      All Employees will be eligible to become Contributing Participants (and thus eligible to make Elective Deferrals) except:

                      a. [ ] Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                      b. [X] Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).


                2.    Matching Contributions.
                      All Contributing Participants will be eligible to receive Matching Contributions (or Qualified Matching Contributions) if applicable, except:

                      a. [ ] Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                      b. [X]      Those Employees who are non-resident
                                  aliens (within the meaning of Section
                                  7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

                3.   Employer Profit Sharing Contributions.
                     All Employees will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 11 of the Adoption Agreement except:

                      a. [ ] Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                      b. [X] Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

       PART E.  Hours Required For Eligibility Purposes:
                1. 1,000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.



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                2.         500 Hours of Service (no more than 500 but less than
                           the number specified in Section 4, Part E, Item 1, above) must be exceeded to avoid a Break in Eligibility Service.

                3. For purposes of determining Years of Eligibility Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (Complete if applicable)_____________________________
                           _____________________________________________________

       PART F.  Entry Dates:
                1.         Elective Deferrals.
                           The Entry Dates for purposes of making Elective Deferrals shall be (Choose one):
                           OPTION 1:  [ ]  The first day of the Plan Year and
                                           the first day of the seventh month of
                                           the Plan Year.
                           OPTION 2:  [ ]  The first day of the Plan Year and
                                           the first day of the fourth, seventh
                                           and tenth months of the Plan Year.
                           OPTION 3:  [ ]  The first day of the Plan Year.
                           OPTION 4:  [X]  Other (Specify) First of month
                                           coinciding/following date of
                                           employment.  If new EE chooses not to
                                           enter then, first of quarter 1/1,
                                           4/1, 7/1, 10/1.

                2.         Matching Contributions.
                           If Matching Contributions (or Qualified Matching Contributions) will be made to the Plan, the Entry Dates for purposes of Matching Contributions (or Qualified Matching Contributions, if applicable) shall be (Choose one):
                           OPTION 1:  [ ]  The first day of the Plan Year and
                                           the first day of the seventh month
                                           of the Plan Year.
                           OPTION 2:  [ ]  The first day of the Plan Year and
                                           the first day of the fourth, seventh
                                           and tenth months of the Plan Year.
                           OPTION 3:  [ ]  The first day of the Plan Year.
                           OPTION 4:  [X]  Other
                           (Specify) First of month coinciding/following date of employment. If new EE chooses not to enter then, first of quarter 1/1, 4/1, 7/1, 10/1.



                3.         Employer Profit Sharing Contributions.
                           The Entry Dates for purposes of Employer Profit Sharing Contributions shall be (Choose one):
                           OPTION 1:  [ ]  The first day of the Plan Year and
                                           the first day of the seventh month
                                           of the Plan Year.
                           OPTION 2:  [ ]  The first day of the Plan Year and
                                           the first day of the fourth, seventh
                                           and tenth months of the Plan Year.
                           OPTION 3:  [ ]  The first day of the Plan Year.
                           OPTION 4:  [X]  Other (Specify) First of month
                                           coinciding/following date of
                                           employment.  If new EE chooses not to
                                           enter then, first of quarter 1/1,
                                           4/1, 7/1, 10/1.

                  NOTE: If no option is selected for an item, Option 1 will be deemed to be selected for that item. Option 3 or Option 4 can be selected for an item only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of:
                  (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of
                  Section 410(a) of the Code; or (2) 6 months after the date the Employee satisfies such requirements.

SECTION 5.        METHOD OF DETERMINING SERVICE  Complete Part A or B
       PART A.    Hours of Service Equivalencies:
                  Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan. (Choose one):
                  OPTION 1. [X]  On the basis of actual hours for which an
                                 Employee is paid or entitled to payment.
                  OPTION 2. [ ]  On the basis of days worked. An Employee will be credited with 10 Hours of Service if under
                                 Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the day.
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                  OPTION 3. [ ] On the basis of weeks worked. An Employee
                                will be credited with 45 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.

                  OPTION 4. [ ] On the basis of months worked. An Employee
                                will be credited with 190 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least 1
                                Hour of Service during the month.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected. This Section 5, Part A will not apply if the Elapsed Time Method of Section 5, Part B is selected.

       PART B.    Elapsed Time Method:
                  In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the Plan be used? (Choose one)
                  OPTION 1: [ ] No.
                  OPTION 2: [ ] Yes.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 6.        ELECTIVE DEFERRALS
       PART A.    Authorization of Elective Deferrals:
                  Will Elective Deferrals be permitted under this Plan
                  (Choose one)?
                  OPTION 1. [X] Yes.
                  OPTION 2. [ ] No.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected. Complete the remainder of Section 6 only if Option 1 is selected.

       PART B.    Limits on Elective Deferrals:
                  If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (Choose one):
                  OPTION 1. [X] An amount equal to a percentage of the
                                Contributing Participant's Compensation from
                                1% to 15% in increments of 1%.
                  OPTION 2. [ ] An amount of the Contributing Participant's
                                Compensation not less than $________ and not more than $________.

                  The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

       PART C.    Elective Deferrals Based on Bonuses:
                  Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant elect to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash (Choose one)?
                  OPTION 1: [X] Yes.
                  OPTION 2: [ ] No.
                  NOTE: If no option is selected, Option 2 will be deemed to be selected.

       PART D.    Ceasing Elective Deferrals:
                  A Contributing Participant may prospectively revoke a salary reduction agreement to cease Elective Deferrals (Choose one):
                  OPTION 1: [ ] As of the first day of any payroll period. OPTION 2: [X] As of the first day of any month.
                  OPTION 3: [ ] As of the first day of any quarter.
                  OPTION 4: [ ] As of any Entry Date.
                  OPTION 5: [ ] As of such times established by the Plan
                                Administrator in a uniform and nondiscriminatory manner.



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                  OPTION 6: [ ] Other (Specify.  Must be at least once per
                                year)___________________________________
                  NOTE: If no option is selected, Option 3 will be deemed to be selected.

       PART E.    Return As A Contributing Participant After Ceasing Elective
                  Deferrals:
                  A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (Choose one):
                  OPTION 1: [ ] No sooner than as of the first day of the next
                                Plan Year.
                  OPTION 2: [X] As of any subsequent Entry Date.
                  OPTION 3: [ ] As of the first day of any subsequent quarter. OPTION 4: [ ] As of such times established by the Plan
                                Administrator in a uniform and nondiscriminatory manner.
                  OPTION 5: [ ] Other (Specify.  Must be at least once per
                                year)___________________________________
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART F.    Changing Elective Deferral Amounts:
                  A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals (Choose one):
                  OPTION 1: [ ] As of the first day of any payroll period. OPTION 2: [ ] As of the first day of any month.
                  OPTION 3: [X] As of the first day of any quarter.
                  OPTION 4: [ ] As of any Entry Date.
                  OPTION 5: [ ] As of such times established by the Plan
                                Administrator in a uniform and nondiscriminatory manner.
                  OPTION 6: [ ] Other (Specify)________________________________
                  NOTE: If no option is selected, Option 3 will be deemed to be selected.

       PART G.    Claiming Excess Elective Deferrals:
                  Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by (Choose one):
                  OPTION 1: [X] March 1.
                  OPTION 2: [ ] Other (Specify a date not later than April
                  15)_____________________________________
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART H.    One-Time Irrevocable Elections:
                  May an Employee make a one-time irrevocable election, as described in Section 11.205 of the Plan, upon first becoming eligible to participate in the Plan to have the Employer make contributions to the Plan on such Employee's behalf (Choose one):
                  OPTION 1: [ ] Yes.
                  OPTION 2: [X] No.
                  NOTE: If no option is selected, Option 2 will be deemed to be selected.


SECTION 7.        MATCHING CONTRIBUTIONS
       PART A.    Authorization of Matching Contributions:
                  Will the Employer make Matching Contributions to the Plan on behalf of Qualifying Contributing Participants (Choose one)? OPTION 1: [X] Yes, but only with respect to a Contributing
                                Participant's Elective Deferrals.
                  OPTION 2: [ ] Yes, but only with respect to a Participant's
                                Nondeductible Employee Contributions.
                  OPTION 3: [ ] Yes, with respect to both Elective Deferrals and Nondeductible Employee Contributions.
                  OPTION 4: [ ] No.
                  NOTE: If no option is selected, Option 4 will be deemed to be selected. Complete the remainder of Section 7 only if Option 1, 2 or 3 is selected.





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       PART B.    Matching Contribution Formula:
                  If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (Choose one):

                  OPTION 1: [X] An amount equal to 35% of such Contributing
                                Participant's Elective Deferral (and/or
                                Nondeductible Employee Contribution, if
                                applicable).

                  OPTION 2: [ ] An amount equal to the sum of ____% of the
                                portion of such Contributing Participant's
                                Elective Deferral (and/or Nondeductible
                                Employee Contribution, if applicable) which does not exceed ____% of the Contributing Participant's Compensation plus ____% of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ____% of the Contributing Participant's Compensation.

                  OPTION 3: [ ] Such amount, if any, equal
                                to that percentage of each Contributing
                                Participant's Elective Deferral (and/or
                                Nondeductible Employee Contribution, if
                                applicable) which the Employer, in its
                                sole discretion, determines from year to year.

                  OPTION 4: [ ] Other Formula. (Specify)_______________________

                  NOTE: If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable).

       PART C.    Limit on Matching Contributions:
                  Notwithstanding the Matching Contribution formula specified above, no Matching Contribution will be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) in excess of $________ or 6 % of such Contributing Participant's Compensation.

       PART D.    Qualifying Contributing Participants:
                  A Contributing Participant who satisfies the eligibility requirements described in Section 4 will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (Check one or more Options):

                  OPTION 1: [X] No Additional Conditions.

                  OPTION 2: [ ] Hours of Service Requirement. The Contributing
                                Participant completes at least ______ (not more than 500) Hours of Service during the Plan Year. However, this condition will be waived for the following reasons (Check at least one):
                            [ ] The Contributing Participant's Death.
                            [ ] The Contributing Participant's Termination of
                                Employment after having incurred a Disability.
                            [ ] The Contributing Participant's Termination of
                                Employment after having reached Normal
                                Retirement Age.
                            [ ] This condition will not be waived.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.


SECTION 8.        QUALIFIED NONELECTIVE CONTRIBUTIONS
       PART A.    Authorization of Qualified Nonelective Contributions:
                  Will the Employer make Qualified Nonelective Contributions to the Plan (Choose one)?
                  OPTION 1: [ ] Yes.
                  OPTION 2: [X] No.



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                  If the Employer elects to make Qualified Nonelective
                  Contributions, then the amount, if any, of such contribution to the Plan for each Plan Year shall be an amount determined by the Employer.

                  NOTE: If no option is selected, Option 1 will be deemed to be selected. Complete the remainder of Section 8 only if Option 1 is selected.

       PART B.    Participants Entitled to Qualified Nonelective Contributions:
                  Allocation of Qualified Nonelective Contributions shall be made to the Individual Accounts of (Choose one):
                  OPTION 1: [ ] Only Participants who are not Highly Compensated
                                Employees.
                  OPTION 2: [ ] All Participants.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART C.    Allocation of Qualified Nonelective Contributions:
                  Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (Choose one):

                  OPTION 1: [ ] In the ratio which each Participant's
                                Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.
                  OPTION 2: [ ] In the ratio which each Participant's
                                Compensation not in excess of $________ for the Plan Year bears to the total Compensation of all Participants not in excess of $________ for such Plan Year.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 9.        QUALIFIED MATCHING CONTRIBUTIONS
       PART A.    Authorization of Qualified Matching Contributions:
                  Will the Employer make Qualified Matching Contributions to the Plan on behalf of Qualifying Contributing Participants (Choose one)?
                  OPTION 1: [ ] Yes, but only with respect to a Contributing
                                Participant's Elective Deferrals.
                  OPTION 2: [ ] Yes, but only with respect to a Participant's
                                Nondeductible Employee Contributions.
                  OPTION 3: [ ] Yes, with respect to both Elective Deferrals and
                                Nondeductible Employee Contributions.
                  OPTION 4: [X] No.
                  NOTE: If no option is selected, Option 3 will be deemed to be selected. Complete the remainder of Section 9 only if Option 1, 2 or 3 is selected.

       PART B.    Qualified Matching Contribution Formula:
                  If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (Choose one):
                  OPTION 1: [ ] An amount equal to ____% of such
                                Contributing Participant's Elective Deferral
                                (and/or Nondeductible Employee Contribution, if applicable).
                  OPTION 2: [ ] An amount equal to the sum of ____% of the
                                portion of such Contributing Participant's
                                Elective Deferral (and/or Nondeductible
                                Employee Contribution, if applicable) which does not exceed ____% of the Contributing Participant's Compensation plus ____% of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ____% of the Contributing
                                Participant's Compensation.
                  OPTION 3: [ ] Such amount, if any, as determined by the
                                Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing
                                Participant entitled thereto which would be sufficient to cause the Plan to satisfy the Actual Contribution Percentage tests
                                (described in Section 11.402 of the Plan) for the Plan Year.
                  OPTION 4: [ ] Other Formula. (Specify)____________________
                  NOTE: If no option is selected, Option 3 will be deemed to be selected.

       PART C.    Participants Entitled to Qualified Matching Contributions:
                  Qualified Matching Contributions, if made to the Plan, will be made on behalf of (Choose one)?
                  OPTION 1: [ ] Only Contributing Participants who make Elective
                                Deferrals who are not Highly Compensated
                                Employees.
                  OPTION 2: [ ] All Contributing Participants who make Elective
                                Deferrals.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART D.    Limit on Qualified Matching Contributions:
                  Notwithstanding the Qualified Matching Contribution formula specified above, the Employer will not match a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) in excess of $________ or ____% of such Contributing Participant's Compensation.

SECTION 10.       ADP AND ACP TESTING OPTIONS
       PART A.    ACP Test and Elective Deferrals:
                  Will Elective Deferrals under this Plan (and any other plan of the Employer, as provided by regulations) be taken into account, and included as Contribution Percentage Amounts for purposes of performing the Average Contribution Percentage
                  (ACP) test? (Choose one):
                  OPTION 1: [ ] No.
                  OPTION 2: [X] Yes, in the following amounts (Choose one):
                                SUBOPTION (A): [X] Only such Elective Deferrals
                                                   that are needed to meet the
                                                   Average Contribution
                                                   Percentage test.
                                SUBOPTION (B): [ ] All Elective Deferrals.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART B.    ACP Test and Qualified Nonelective Contributions
                  Will Qualified Nonelective Contributions under this Plan (and any other plan of the Employer, as provided by regulations) be taken into account, and included as Contribution Percentage Amounts for purposes of performing the Average Contribution Percentage (ACP) test? (Choose one):
                  OPTION 1: [ ] No.
                  OPTION 2: [X] Yes, in the following amounts (Choose one):
                                SUBOPTION (A): [X] Only such Qualified
                                                   Nonelective Contributions
                                                   that are needed to meet the
                                                   Average Contribution
                                                   Percentage test.
                                SUBOPTION (B): [ ] All Qualified Nonelective
                                                   Contributions.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART C.    ADP Test and Qualified Matching Contributions
                  Will Qualified Matching Contributions under this Plan (or any other plan of the Employer, as provided by regulations) be taken into account as Elective Deferrals for purposes of calculating Actual Deferral Percentages when performing the Actual Deferral Percentage (ADP) test? (Choose one)
                  OPTION 1: [ ] No.
                  OPTION 2: [X] Yes, in the following amounts (Choose one):
                                SUBOPTION (A): [X] Only such Qualified Matching
                                                   Contribution that are needed
                                                   to meet the ADP test.
                                SUBOPTION (B): [ ] All such Qualified Matching
                                                   Contributions.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART D.    Correction of Aggregate Limit:
                  If the Aggregate Limit described in Section 11.102 of the Plan is exceeded, the following adjustments will be made in accordance with Section 11.402(B)(1) of the Plan (Choose one):
                  OPTION 1: [ ] The ACP of Highly Compensated Employees will be reduced.
                  OPTION 2: [X] The ADP of Highly Compensated Employees will be reduced.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 11.       EMPLOYER PROFIT SHARING CONTRIBUTIONS Complete Parts A, B and
                  C
       PART A.    Contribution Formula (Choose one):
                  OPTION 1: [X] Discretionary Formula.  For each Plan Year the
                                Employer will contribute an amount to be determined from year to year.
                  OPTION 2: [ ] Fixed Formula. ________ % of the Compensation of
                                all Qualifying Participants under the Plan for the Plan Year.
                  OPTION 3: [ ] Fixed Percent of Profits Formula.  ________% of
                                the Employer's profits that are in excess of $___________.
                  OPTION 4: [ ] Frozen Plan.  This Plan is frozen effective
                                 _________________________ and the Employer
                                will not make additional contributions to the Plan after such date.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART B.    Allocation Formula  (Choose one):
                  OPTION 1: [X] Pro Rata Formula. Employer
                                Profit Sharing Contributions shall be
                                allocated to the Individual Accounts of
                                Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.
                  OPTION 2: [ ] Flat Dollar Formula. Employer Profit
                                Sharing Contributions allocated to the
                                Individual Accounts of Qualifying
                                Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.
                  OPTION 3: [ ] Integrated Formula. Employer Profit Sharing
                                Contributions shall be allocated as
                                follows (Start with Step 3 if this Plan is not a Top-Heavy Plan):

                                Step 1.     Employer Profit Sharing
                                            Contributions shall first be
                                            allocated pro rata to Qualifying
                                            Participants in the manner described
                                            in Section 11, Part B, Option 1. The
                                            percent so allocated shall not
                                            exceed 3% of each Qualifying
                                            Participant's Compensation.

                                Step 2.     Any Employer Profit Sharing
                                            Contributions remaining after the
                                            allocation in Step 1 shall be
                                            allocated to each Qualifying
                                            Participant's Individual Account in
                                            the ratio that each Qualifying
                                            Participant's Compensation for the
                                            Plan Year in excess of the
                                            integration level bears to all
                                            Qualifying Participants'
                                            Compensation in excess of the
                                            integration level, but not in excess
                                            of 3%.

                                Step 3.     Any Employer Profit Sharing
                                            Contributions remaining after the
                                            allocation in Step 2 shall be
                                            allocated to each Qualifying
                                            Participant's Individual Account in
                                            the ratio that the sum of each
                                            Qualifying Participant's total
                                            Compensation and Compensation in
                                            excess of the integration level
                                            bears to the sum of all Qualifying
                                            Participants' total Compensation and
                                            Compensation in excess of the
                                            integration level, but not in excess
                                            of the profit sharing maximum
                                            disparity rate as described in
                                            Section 3.01(B)(3) of the Plan.

                                Step 4.     Any Employer Profit Sharing
                                            Contributions remaining after the
                                            allocation in Step 3 shall be
                                            allocated pro rata to Qualifying
                                            Participants in the manner described
                                            in Section 11, Part B, Option 1.

                                The integration level shall be (Choose one):
                                SUBOPTION (A): [ ] The Taxable Wage Base.
                                SUBOPTION (B): [ ] $________ (a dollar
                                                   amount less than the
                                                   Taxable Wage Base).
                                SUBOPTION (C): [ ] ______% (not more than
                                                   100%) of the Taxable Wage
                                                   Base.

                                NOTE: If no option is selected, Suboption
                                (a) will be deemed to be selected.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

       PART C.    Qualifying Participants:
                  A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (Check one or more Options):

                  OPTION 1:  [ ]  No Additional Conditions.
                  OPTION 2:  [X]  Hours of Service Requirement.  The Participant
                                  completes at least 500 (not more than 500)
                                  Hours of Service during the Plan Year.
                                  However, this condition will be waived for the following reasons (Check at least one):
                                  [ ] The Participant's Death.
                                  [ ] The Participant's Termination of
                                      Employment after having incurred a
                                      Disability.
                                  [ ] The Participant's Termination of
                                      Employment after having reached Normal
                                      Retirement Age.
                                  [X] This condition will not be waived.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 12.       COMPENSATION   Complete Parts A through D
       PART A.    Basic Definition:

                  1.   Elective Deferrals.
                       For purposes of Elective Deferrals, Compensation will mean all of each Participant's (Choose one):
                       OPTION 1:  [X] W-2 wages.
                       OPTION 2:  [ ] Section 3401(a) wages.
                       OPTION 3:  [ ] 415 safe-harbor compensation.

                  2.   Matching Contributions.
                       For purposes of Matching Contributions, Compensation will mean all of each Participant's (Choose one):
                       OPTION 1:  [X] W-2 wages.
                       OPTION 2:  [ ] Section 3401(a) wages.
                       OPTION 3:  [ ] 415 safe-harbor compensation.

                  3.   Employer Profit Sharing Contributions.
                       For purposes of Employer Profit Sharing
                       Contributions, Compensation will mean all of each Participant's (Choose one):
                       OPTION 1:  [X] W-2 wages.
                       OPTION 2:  [ ] Section 3401(a) wages.
                       OPTION 3:  [ ] 415 safe-harbor compensation.
                  NOTE: If no option is selected for an item, Option 1 will be deemed to be selected for that item.

       PART B.  Measuring Period for Compensation:

                  1.   Elective Deferrals.
                       For purposes of Elective Deferrals, Compensation shall be determined over the following applicable period (Choose one):
                       OPTION 1:  [X] The Plan Year.
                       OPTION 2:  [ ] The calendar year ending with or within
                                      the Plan Year.

                  2.   Matching Contributions.
                       For purposes of Matching Contributions, Compensation shall be determined over the following applicable period (Choose one):
                       OPTION 1:  [X] The Plan Year.
                       OPTION 2:  [ ] The calendar year ending with or within
                                      the Plan Year.

                  3.   Employer Profit Sharing Contributions.
                       For purposes of Employer Profit Sharing
                       Contributions, Compensation shall be determined over the following applicable period (Choose one):
                       OPTION 1: [X] The Plan Year.
                       OPTION 2: [ ] The calendar year ending with or within the
                                     Plan Year.

                  NOTE: If no option is selected for an item, Option 1 will be deemed to be selected for that item.

       PART C.    Inclusion of Elective Deferrals:
                  1.   Elective Deferrals.
                       For purposes of Elective Deferrals, does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code? (Answer "Included" or "Excluded" for each of the following items.)

                       Section 125 (cafeteria plans)                    [X]  Included   [ ]  Excluded
                       Section 402(e)(3) (401(k) plans)                 [X]  Included   [ ]  Excluded
                       Section 402(h)(1)(B) (salary deferral SEP plans) [X]  Included   [ ]  Excluded
                       Section 403(b) (tax-sheltered annuity plans)     [X]  Included   [ ]  Excluded

                  NOTE: If a box is not checked for an item, "Included" will be deemed to be selected for that item.

                   2.  Matching Contributions.
                       For purposes of Matching Contributions, does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code? (Answer "Included" or "Excluded" for each of the following items.)

                       Section 125 (cafeteria plans)                    [X] Included [ ] Excluded
                       Section 402(e)(3) (401(k) plans)                 [X] Included [ ] Excluded
                       Section 402(h)(1)(B) (salary deferral SEP plans) [X] Included [ ] Excluded
                       Section 403(b) (tax-sheltered annuity plans)     [X] Included [ ] Excluded

                  NOTE: If a box is not checked for an item, "Included" will be deemed to be selected for that item.

                  3.   Employer Profit Sharing Contributions.
                       For purposes of Employer Profit Sharing
                       Contributions, does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code? (Answer "Included" or "Excluded" for each of the following items.)

                       Section 125 (cafeteria plans)                    [X] Included [ ] Excluded
                       Section 402(e)(3) (401(k) plans)                 [X] Included [ ] Excluded
                       Section 402(h)(1)(B) (salary deferral SEP plans) [X] Included [ ] Excluded
                       Section 403(b) (tax-sheltered annuity plans)     [X] Included [ ] Excluded


                  NOTE: If a box is not checked for an item, "Included" will be deemed to be selected for that item.

       PART D.    Pre-Entry Date Compensation:

                  1.   ADP and ACP Testing Purposes.
                       For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of Actual Deferral Percentage (ADP) and Actual Contribution Percentage
                       (ACP) testing shall be (Choose one):

                           OPTION 1:  [ ] The Employee's Compensation only from
                                          the time the Employee became a
                                          Participant in the Plan.
                           OPTION 2:  [X] The Employee's Compensation for the
                                          whole of such Plan Year.
                           NOTE: If no option is selected, Option 1 will be deemed to be selected.

                   2.      Other Purposes.
                           For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan (other than ADP or ACP testing) shall be (Choose one):
                           OPTION 1:  [ ] The Employee's Compensation only from
                                          the time the Employee became a
                                          Participant in the Plan.
                           OPTION 2:  [X] The Employee's Compensation for the
                                          whole of such Plan Year.
                           NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 13.   VESTING AND FORFEITURES  Complete Parts A through H

         PART A. Vesting Schedule For Employer Profit Sharing Contributions. A Participant shall become Vested in his or her Individual Account derived from Profit Sharing Contributions made pursuant to Section 11 of the Adoption Agreement as follows (Choose one):

--------------------------------------------------------------------------------

  YEARS OF                                        VESTED PERCENTAGE
VESTING SERVICE     Option 1 [ ]   Option 2 [ ]   Option 3 [ ]  Option 4 [ ]    Option 5 [X] (Complete if Chosen)
-----------------------------------------------------------------------------------------------------------------

     1                   0%              0%           100%            0%              0%
     2                   0%             20%           100%            0%             25%
     3                   0%             40%           100%           20%             50% (not less than 20%)
     4                   0%             60%           100%           40%             75% (not less than 40%)
     5                 100%             80%           100%           60%            100% (not less than 60%)
     6                 100%            100%           100%           80%               % (not less than 80%)
     7                 100%            100%           100%          100%               % (not less than 100%)

NOTE:  If no option is selected, Option 3 will be deemed to be selected.


--------------------------------------------------------------------------------

         PART B. Vesting Schedule For Matching Contributions. A Participant shall become Vested in his or her Individual Account derived from Matching Contributions made pursuant to Section 7 of the Adoption Agreement as follows (Choose one):

--------------------------------------------------------------------------------

   YEARS OF                                       VESTED PERCENTAGE
VESTING SERVICE     Option 1 [ ]   Option 2 [ ]   Option 3 [ ]   Option 4 [ ]   Option 5 [X] (Complete if Chosen)
-----------------------------------------------------------------------------------------------------------------

     1                    0%             0%           100%             0%              0%
     2                    0%            20%           100%             0%             25%
     3                    0%            40%           100%            20%             50% (not less than 20%)
     4                    0%            60%           100%            40%             75% (not less than 40%)
     5                  100%            80%           100%            60%            100% (not less than 60%)
     6                  100%           100%           100%            80%               % (not less than 80%)
     7                  100%           100%           100%           100%               % (not less than 100%)

     NOTE:  If no option is selected, Option 3 will be deemed to be selected.

--------------------------------------------------------------------------------

         PART C.  Hours Required For Vesting Purposes:

                  1. 1,000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

                  2. 500 Hours of Service (no more than 500 but less than the number specified in Section 13, Part C, Item 1, above) must be exceeded to avoid a Break in Vesting Service.

                  3. For purposes of determining Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (Complete if applicable)
                                  ---------------------------------------------

                      ---------------------------------------------------------

         PART D.  Exclusion of Certain Years of Vesting Service:

                  All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's Individual Account except (Check any that apply):
                  [ ] Years of Vesting Service before the Employee reaches age
                      18.
                  [ ] Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

         PART E.  Fully Vested Under Certain Circumstances:
                  Will a Participant be fully Vested under the following circumstances? (Answer "Yes" or "No" to each of the following items by checking the appropriate box)
                  1.     The Participant dies.                   [X] Yes [ ] No
                  2.     The Participant incurs a Disability.    [X] Yes [ ] No
                  3.     The Participant satisfies the conditions for Early
                         Retirement Age (if applicable).         [ ] Yes [ ] No
                  NOTE: If a box is not checked for an item, "Yes" will be deemed to be selected for that item.

         PART F.  Allocation of Forfeitures of Employer Profit Sharing
                  Contributions:
                  Forfeitures of Employer Profit Sharing Contributions shall be (Choose one):
                  OPTION 1:     [X] Allocated to the Individual Accounts of
                                the Participants specified below in the manner as described in Section 11, Part B (for Employer
                                Profit Sharing Contributions)

                                The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):
                                SUBOPTION (A): [X] Only Qualifying Participants. SUBOPTION (B): [ ] All Participants.

                  OPTION 2:     [ ] Applied to reduce Employer Profit Sharing
                                Contributions (Choose one):
                                SUBOPTION (A): [ ] For the Plan Year for which
                                                   the Forfeiture arises.
                                SUBOPTION (B): [ ] For any Plan Year subsequent
                                                   to the Plan Year for which
                                                   the Forfeiture arises.

                  OPTION 3:     [ ] Applied first to the payment of the
                                Plan's administrative expenses and any excess applied to reduce Employer Profit Sharing
                                Contributions (Choose one):
                                SUBOPTION (A): [ ] For the Plan Year for which
                                                   the Forfeiture arises.
                                SUBOPTION (B): [ ] For any Plan Year subsequent
                                                   to the Plan Year for which
                                                   the Forfeiture arises.
                  NOTE: If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.

         PART G.  Allocation of Forfeitures of Matching Contributions:
                  Forfeitures of Matching Contributions shall be (Choose one):
                  OPTION 1: [X] Allocated, after all other Forfeitures under the
                                Plan, to each Participant's Individual Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

                                The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):
                                SUBOPTION (A): [X] Only Qualifying Contributing
                                                   Participants.
                                SUBOPTION (B): [ ] Only Qualifying Participants. SUBOPTION (C): [ ] All Participants.

                  OPTION 2: [ ] Applied to reduce Matching Contributions
                                (Choose one):
                                SUBOPTION (A): [ ] For the Plan Year for which
                                                   the Forfeiture arises.
                                SUBOPTION (B): [ ] For any Plan Year subsequent
                                                   to the Plan Year for which
                                                   the Forfeiture arises.

                  OPTION 3: [ ] Applied first to the payment of the Plan's
                                administrative expenses and any excess applied to reduce Matching Contributions (Choose one):
                                SUBOPTION (A): [ ] For the Plan Year for which
                                                   the Forfeiture arises.
                                SUBOPTION (B): [ ] For any Plan Year subsequent
                                                   to the Plan Year for which
                                                   the

                                                   Forfeiture arises.
                  NOTE: If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.

         PART H.  Allocation of Forfeitures of Excess Aggregate Contributions:
                  Forfeitures of Excess Aggregate Contributions shall be (Choose one):

                  OPTION 1: [ ] Allocated, after all other Forfeitures under the
                                Plan, to each Contributing Participant's
                                Matching Contribution account in the ratio which each Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

                  OPTION 2: [X] Applied to reduce Matching Contributions (Choose one):
                                SUBOPTION (A): [ ] For the Plan Year for which
                                                   the Forfeiture arises.
                                SUBOPTION (B): [X] For any Plan Year subsequent
                                                   to the Plan Year for which
                                                   the Forfeiture arises.

                  OPTION 3: [ ] Applied first to the payment of the Plan's
                                administrative expenses and any excess applied to reduce Matching Contributions (Choose one):
                                SUBOPTION (A): [ ] For the Plan Year for which
                                                   the Forfeiture arises.
                                SUBOPTION (B): [ ] For any Plan Year subsequent
                                                   to the Plan Year for which
                                                   the Forfeiture arises.
                  NOTE: If no option is selected, Option 2 and Suboption (a) will be deemed to be selected.

SECTION 14.       NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE
         PART A. The Normal Retirement Age under the Plan shall be (Check and complete one option):
                  OPTION 1: [X] Age 65.
                  OPTION 2: [ ] Age ________ (not to exceed 65).
                  OPTION 3: [ ] The later of age ________ (not to exceed 65) or the ________ (not to exceed 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

         PART B.  Early Retirement Age (Choose one option):
                  OPTION 1: [X] An Early Retirement Age is not applicable under the Plan.
                  OPTION 2: [ ] Age ______ (not less than 55 nor more than 65). OPTION 3: [ ] A Participant satisfies the Plan's Early
                                Retirement Age conditions by attaining age
                                ________ (not less than 55) and completing
                                ________ Years of Vesting Service.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 15.       DISTRIBUTIONS  (Complete Parts A and B)
         PART A. Distributable Events. Answer each of the following items.
                  1. Termination of Employment Before Normal Retirement Age. May a Participant who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions upon Termination of Employment?

                              Elective Deferrals                        [X] Yes  [ ] No
                              Matching Contributions (if made)          [X] Yes  [ ] No
                              Employer Profit Sharing Contributions     [X] Yes  [ ] No

                  2. Disability. May a Participant who has incurred a Disability request a distribution from the Plan of that portion of the Participant's Individual

                         Account attributable to the following types of contributions?

                              Elective Deferrals                        [X] Yes  [ ] No
                              Matching Contributions (if made)          [X] Yes  [ ] No
                              Employer Profit Sharing Contributions     [X] Yes  [ ] No

                  3. Attainment of Normal Retirement Age. May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions?

                              Elective Deferrals                        [X] Yes  [ ] No
                              Matching Contributions (if made)          [X] Yes  [ ] No
                              Employer Profit Sharing Contributions     [X] Yes  [ ] No

                  4. Attainment of Age 59 1/2. Will Participants who have attained age 59 1/2 be permitted to withdraw Elective Deferrals while still employed by the Employer?
                         [X]  Yes [ ] No

                  5. Hardship Withdrawals of Elective Deferrals: Will Participants be permitted to withdraw Elective Deferrals on account of hardship pursuant to Section
                         11.503 of the Plan? [X ] Yes [ ] No

                  6. In-Service Withdrawals. Will Participants be permitted to request a distribution of that portion of the Participant's Individual Account attributable to the following types of contributions during service pursuant to Section 6.01(A)(3) of the Plan?

                              Matching Contributions (if made)          [ ] Yes  [X] No
                              Employer Profit Sharing Contributions     [ ] Yes  [X] No

                  7. One-Time In-Service Withdrawal Option. Will the one-time in-service withdrawal provisions described in
                         Section 6.01(A)(5) of the Plan apply to the following types of contributions?

                              Matching Contributions (if made)          [ ] Yes  [X] No
                              Employer Profit Sharing Contributions     [ ] Yes  [X] No

                         If the answer is "Yes," specify percentage that a Participant may withdraw: _____%

                  8. Hardship Withdrawals. Will Participants be permitted to make hardship withdrawals of that portion of the Participant's Individual Account attributable to the following types of contributions pursuant to Section 6.01(A)(4) of the Plan?

                              Matching Contributions (if made)          [ ] Yes  [X] No
                              Employer Profit Sharing Contributions     [ ] Yes  [X] No

                  9. Withdrawals of Rollover or Transfer Contributions. Will Employees be permitted to withdraw their Rollover or Transfer Contributions at any time? [ ] Yes [X ] No

                  NOTE: If a box is not checked for an item, "Yes" will be deemed to be selected for that item. Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the forms and timing of payout options. If the Plan is being adopted to amend and replace a Prior Plan that permitted a distribution option described above, you must answer "Yes" to that item.

      PART B.     Timing of Distributions:
                  1. Termination of Employment. Where a Participant who is entitled to a distribution under the Plan has a Termination of Employment (for reasons other than death, Disability or attainment of Normal Retirement
                         Age), distributions shall commence (Check one):

                         OPTION (A):[X] As soon as administratively feasible
                                        following the date the Participant
                                        requests a distribution.
                         OPTION (B):[ ] As soon as administratively feasible
                                        following the close of the Plan Year
                                        within which the Participant requests a
                                        distribution.
                         OPTION (C):[ ] As soon as administratively feasible
                                        following the close of the Plan Year
                                        within which the Participant requests a
                                        distribution or the Participant incurs
                                        ________ (not more than 5) consecutive
                                        one-year Breaks in Vesting Service,
                                        whichever is later.
                         NOTE: If no option is selected, Option (a) will be deemed to be selected.

                  2. Death, Disability or Attainment of Normal Retirement Age. Where a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions shall commence (Check one):

                         OPTION (A):[X] As soon as administratively
                                        feasible following the date the
                                        Participant (or Beneficiary of a
                                        deceased Participant) requests a
                                        distribution.
                         OPTION (B):[ ] As soon as administratively feasible
                                        following the close of the Plan Year
                                        within which the Participant (or
                                        Beneficiary of a deceased Participant)
                                        requests a distribution.
                         OPTION (C):[ ] As soon as administratively feasible
                                        following the close of the Plan Year
                                        within which the Participant (or
                                        Beneficiary of a deceased Participant)
                                        requests a distribution or the
                                        Participant incurs ________ (not more
                                        than 5) consecutive one-year Breaks in
                                        Vesting Service, whichever is later.
                         NOTE: If no option is selected, Option (a) will be deemed to be selected.

SECTION 16.       JOINT AND SURVIVOR ANNUITY
      PART A.     Retirement Equity Act Safe Harbor:

                  Will the safe harbor provisions of Section 6.05(F) of the Plan apply (Choose only one Option)?
                  OPTION 1: [X] Yes.
                  OPTION 2: [ ] No.
                  NOTE: You must select "No" if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements.

      PART B. Survivor Annuity Percentage: (Complete only if your answer in Section 16, Part A is "No.") The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ____% (at least 50% but no more than 100%) of the amount paid to the Participant prior to his or her death.

SECTION 17. OTHER OPTIONS Answer "Yes" or "No" to each of the following questions by checking the appropriate box. If a box is not checked for a question, the answer will be deemed to be "No."

                  A.   Loans: Will loans to Participants pursuant to Section
                       6.08 of the Plan be permitted? [X] Yes [ ] No

                  B. Insurance: Will the Plan allow for the investment in insurance policies pursuant to Section 5.13 of the Plan?
                       [ ] Yes [X] No

                  C. Employer Securities: Will the Plan allow for the investment in qualifying Employer securities or qualifying Employer real property? [X] Yes [ ] No

                  D. Rollover Contributions: Will Employees be permitted to make rollover contributions to the Plan pursuant to
                       Section 3.03 of the Plan? [X] Yes [ ] No
                                                 [ ] Yes, but only after
                                                     becoming a Participant.

                  E. Transfer Contributions: Will Employees be permitted to make transfer contributions to the Plan pursuant to
                       Section 3.04 of the Plan? [X] Yes [ ] No
                                                 [ ] Yes, but
                                              only after becoming a Participant.

                  F. Nondeductible Employee Contributions: Will Participants be permitted to make Nondeductible Employee Contributions pursuant to Section 11.305 of the Plan? [ ] Yes [X] No Check here if such contributions will be mandatory. [ ]

SECTION 18.       PARTICIPANT DIRECTION OF INVESTMENTS
      PART A.     Authorization:
                  Will Participants be permitted to direct the investment of their Plan assets pursuant to Section 5.14 of the Plan? (Choose one)
                  OPTION 1: [X]  Yes.
                  OPTION 2: [ ]  No.
                  NOTE: If no option is selected, Option 2 will be deemed to be selected. Complete the remainder of Section 18 only if Option 1 is selected.

      PART B.     Investment Options:
                  Participants can direct the investment of their Plan assets among the following investments (Choose one):
                  OPTION 1: [X] Only those investment options designated by the
                                Plan Administrator or other fiduciary.
                  OPTION 2: [ ] Any allowable investment.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

      PART C.     Accounts Subject to Participant Direction:
                  Participants can direct the following portions of their Individual Accounts (Choose one):

                  OPTION 1: [ ] Those accounts that the Plan Administrator may designate from time to time in a uniform and
                                nondiscriminatory manner.
                  OPTION 2: [X] Entire Individual Account.
                  OPTION 3: [ ] The following accounts (Check all that apply):
                            [ ] Elective Deferral Account.
                            [ ] Matching Contribution Account.
                            [ ] Employer Profit Sharing Account.
                            [ ] Rollover Contribution Account.
                            [ ] Transfer Contribution Account.
                            [ ] Other (Specify)
                                               -------------------------------
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

      PART D.     Frequency of Investment Changes:

                  Participants may make changes to the investments within their Individual Accounts with the following frequency (Choose one):
                  OPTION 1: [ ] In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other fiduciary.
                  OPTION 2: [X] Daily.
                  OPTION 3: [ ] Monthly.
                  OPTION 4: [ ] Quarterly.
                  OPTION 5: [ ] Other (Specify)
                                               -------------------------------
                  NOTE: If no option is selected, Option 1 will be deemed to be selected. Also note that the Plan's Valuation Dates must be at least as often as the frequency chosen here.

SECTION 19.       MISCELLANEOUS DEFINITIONS  Complete Parts A and B
      PART A.     Valuation Date:
                  The Plan Valuation Date shall be (Choose one):

                  OPTION 1: [ ] The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.
                  OPTION 2: [X] Daily.
                  OPTION 3: [ ] The last day of each Plan quarter.
                  OPTION 4: [ ] The last day of each month.
                  OPTION 5: [ ] Other (Specify)
                                               --------------------------------
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

      PART B.     Disability:

                  For purposes of this Plan, Disability shall mean (Choose one):

                  OPTION 1: [X] The inability to engage in any substantial,
                                gainful activity by reason of any medically
                                determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
                  OPTION 2: [ ] The inability to engage in any substantial,
                                gainful activity in the Employee's trade or
                                profession for which the Employee is best
                                qualified through training or experience.
                  OPTION 3: [ ] Other (Specify)
                                               -------------------------------
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 20.       LIMITATION ON ALLOCATIONS - More Than One Plan

                  If you maintain or ever maintained another qualified plan (other than a paired standardized money purchase pension plan using the same Basic Plan Document as this Plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

      PART A.     Individually Designed Defined Contribution Plan:

                  If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

                  1. [X] The provisions of Section 3.05(B)(1) through
                         3.05(B)(6) of the Plan will apply as if the other plan were a master or prototype plan.
                  2. [ ] Other method. (Provide the method under which the
                         plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)
                                     ------------------------------------------

      PART B.     Defined Benefit Plan:

                  If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code.

                  1. [X] If the projected annual addition to this Plan to
                         the account of a Participant for any limitation year would cause the 1.0 limitation of Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the 1.0 limitation shall be satisfied.

                         If it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such Participant so that the 1.0 limitation will be satisfied. (The provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section 1106(h) of the Tax Reform Act of 1986.)

                  2. [ ] Other method. (Provide language describing another
                         method. Such language must preclude Employer
                         discretion.)
                                     -------------------------------------------

SECTION 21.       TOP-HEAVY ISSUES  Complete Parts A, B, C and D
      PART A.     Minimum Allocation or Benefit:
                  For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to
                  Section 3.01(E) of the Plan shall be made (Choose one):
                  OPTION 1: [X] To this Plan.
                  OPTION 2: [ ] To the following other plan maintained by the
                                Employer (Specify name and plan number of plan)

                                ------------------------------------------------
                  OPTION 3: [ ] In accordance with the method described on an attachment to this Adoption Agreement.
                                (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

      PART B.     Participants Entitled To Receive Minimum Allocation:
                  Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (Choose one):
                  OPTION 1: [X] Only Participants who are not Key Employees. OPTION 2: [ ] All Participants.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

      PART C.     Top-Heavy Ratio:
                  For purposes of establishing the present value of benefits under a defined benefit plan to compute the top-heavy ratio as described in Section 10.08(C) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (Choose one):
                  OPTION 1: [X] Not applicable because the Employer has not
                                maintained a defined benefit plan.
                  OPTION 2: [ ] The interest rate and mortality table specified for this purpose in the defined benefit plan.
                  OPTION 3: [ ] Interest rate of ______% and the following
                                mortality table (Specify)
                                                          ----------------------
                  NOTE: If no option is selected, Option 2 will be deemed to be selected.

      PART D.     Top-Heavy Vesting Schedule:
                  Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (Choose one):
                  OPTION 1: [ ] 6 Year Graded.
                  OPTION 2: [ ] 3 Year Cliff.
                  NOTE: If no option is selected, Option 1 will be deemed to be selected.

SECTION 22.       PROTOTYPE SPONSOR

                  Name of Prototype Sponsor Aetna Life Insurance and Annuity
                                            ------------------------------------
                  Company
                  -------

                  Address 151 Farmington Avenue, Hartford, Connecticut 06156
                          ------------------------------------------------------

                  Telephone Number 860-273-0123
                                   ---------------------------------------------

                  PERMISSIBLE INVESTMENTS

                  The assets of the Plan shall be invested only in those investments described below (To be completed by the Prototype Sponsor):

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------


SECTION 23.       TRUSTEE OR CUSTODIAN

                  OPTION A. [ ] Financial Organization as Trustee or Custodian CHECK ONE: [ ] Custodian, [ ] Trustee without full trust powers, or [ ] Trustee with full trust powers

                  Financial  Organization
                                          -------------------------------------
                  Signature
                            ---------------------------------------------------
                  Type Name
                            ---------------------------------------------------

                  COLLECTIVE OR COMMINGLED FUNDS
                  List any collective or commingled funds maintained by the financial organization Trustee in which assets of the Plan may be invested (Complete if applicable).

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  OPTION B.  [X] Individual Trustee(s)


                  Signature /s/ Barbara S. Butterfield              Signature   /s/ Don Blankers
                           ---------------------------                       --------------------------
                  Type Name Barbara S. Butterfield                  Type Name Don Blankers
                           ---------------------------                        -------------------------
                  Signature /s/ Doug Chait                          Signature
                           ---------------------------                       --------------------------
                  Type Name   Doug Chait                            Type Name
                           ---------------------------                       --------------------------

SECTION 24.       RELIANCE

                  An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan (other than a paired standardized money purchase pension plan using the same Basic Plan Document as this Plan) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

                  The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s) of the Code,
                  as amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

                  This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.

SECTION 25.       EMPLOYER SIGNATURE   Important:  Please read before signing
                  I am an authorized representative of the Employer named above and I state the following:

                   1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.

                   2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

                   3. I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.

                   4. I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.



Signature for Employer    /s/ Barbara S. Butterfield     Date Signed 11/21/97
                      ----------------------------------            ----------
Type Name                Barbara S. Butterfield          Title Sr. V.P. and CHRO
         -----------------------------------------------       -----------------